AMERICAN Copyright © Ka eyra, Inc. 2021
Exhibit 99.2

LEGAL DISCLAIMER

kaleyra

INVESTOR PRESENTATION

This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Kaleyra, Inc. ("Kaleyra" or, the "Company") assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Kaleyra securities.

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra's management team and the Company's financial results. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra's management in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors Kaleyra's management believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Certain industry and market data information in this presentation is based on the estimates of Kaleyra's management. Kaleyra's management obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra's management believes these estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which management obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION

This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. The pre-2019 pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the U.S. Securities and Exchange Commission (the "SEC"). Kaleyra's management believes that this non-GAAP measure of Kaleyra's financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra's anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra's anticipated business. Certain of the financial metrics in this presentation can be found in Kaleyra's Form 10-K for the fiscal year ended December 31, 2019, filed with the "SEC" on April 22, 2020, and in Kaleyra's Form 10-K for the year ended December 31, 2020 that will be filed with the "SEC" no later than March 16, 2021, and the reconciliation of Adjusted EBITDA can be found on slide 25 of this presentation.

TRADEMARKS AND INTELLECTUAL PROPERTY

All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Copyright © Kaleyra, Inc. 2021

2

We’re a Communication P atform as a Service, or , for short.

Founded in 1999 and isted on the NYSE in 2019.

Companies need to communicate with their customers: Ka eyra offers a wide variety of , that deve opers and enterprises can access through APIs or a user-friend y web interface. Messaging WhatsApp Voice Chatbot Numbers Conversations F ow Bui der ook Up Emai Contact Center Push Verify Notifications Video WebRTC Verified SMS Verified Ca s Copyright © Ka eyra, Inc. 2021

… through APIs or a user-friendly web interface

kaleyra


Transactional communications
SMS
Voice
WhatsApp
3.24m
4.65m
kaleyra
Dashboard
Overview
12.30M
1.20M
9.98M
Delivery Status
75.90%
Prepaid credit usage
$300.00

Messaging

WhatsApp

Conversations

Voice

Verified SMS

Verified Calls

Chatbot

Contact Center

Copyright © Kaleyra, Inc. 2021

Whether it’s for OTPs, transactiona a erts, promotiona communications, video app ications, or making phone ca s to customers, a most any enterprise makes use of communication services. We cater to businesses across many vertica s inc uding financia services, e-commerce, retai , hea thcare, trave , education. Hea thcare (virtua visit) Financia Services (OTP) Trave (C ick-to-Ca )

CPaaS market is expected to reach $25.9 bi ion in 2025 from $7.2 bi ion in 2020 CAGR . 5% 29 Average Expected CAGR: 29.5% Source: Juniper Research, CPaaS-2020-2025-Deep-Dive-Data-and-Forecasting Copyright © Ka eyra, Inc. 2021 How the adjacent markets wi evo ve A2P Messaging Market(1) The size of the goba A2P messaging market wi grow from $61B in 2019 to $78B in 2022 Contact Centers Market(2) CCaaS experiences robust growth that achieves a revenue CAGR of 29% over the 2019-2024 forecast period ($5 bi ion to $17.9 bi ion). Chatbots Usage(3) Chatbots interactions to reach $2.8 bi ion by 2023, as Conversationa AI becomes the future of Hea thcare, increasing from an estimated $21 mi ion in 2018, with an average annua growth of 167%. Hea thcare to represent 10% of a chatbot interactions across key vertica s such as banking, eCommerce and socia media by 2023. Video Conferencing Market (4) The g oba video conferencing market size was $5.32 bi ion in 2019 and is projected to reach $10.92 bi ion by 2027, exhibiting a CAGR of 9.7% during the forecast period. (1) Statista estimates, Credence Research (2020) (2) Gartner, Forecast Ana ysis: Contact Centers, Wor dwide (2021) (3) Source: Juniper Research (2020) (4) Source: Fortune Business Insights (2020) 8

A CPaaS reduces the immense compexity of c oud communications by estab ishing connections between businesses and network operators/carriers. Indeed, building a network of carriers is diï¬ƒcult and takes years of negotiations. Thanks to CPaaS, businesses access a variety of communication too s without building expensive back-end infrastructure. NETWORK OPERATORS—END USERS BUSINESSES 9 Copyright © Ka eyra, Inc. 2021

Our technical advantages

kaleyra

Cloud And On-premise

In line with customers' needs, Kaleyra continues investing in its data centers while enabling **public cloud** (99.99% uptime), **hybrid cloud, private cloud and on-premise deployments**

Connectivity

Kaleyra is a network operator itself, "OLO" (Other Licensed Operator). It has over **1600 network connections** and **210 direct carrier connections** to ensure high quality, unmatched pricing, and delivery efficiency

High Deliverability

Intelligent **high-priority routing** assures unparalleled speed/throughput, consistency and pricing

Scalability

With the ability to transmit high volumes of messages and easily handle traffic spikes, Kaleyra answers to the requests of global customers for **scalability and flexibility**

APIs or UI based, for developers and business users

Platform functionality is available through easy-to-use, frequently-updated **APIs** along with error logs; or through a **user-friendly web interface.**

Copyright © Kaleyra, Inc. 2021

10

24/7 G oba support*—Average Support Response Time: 30 mins —99% Ca Answer Rate—Dedicated support to the top 150 customers—Detai ed technica documentation An exce ent company to work with, fantastic team of re ationship managers, he p is never too far when you are working with Ka eyra. We have been working with Ka eyra for 3 years now and every time there is he p needed, they have provided us with exce ent and qua ity services. I have been using for 8 months to integrate the sms service for my bookings in the android app. I was amazed to see that with on y one ine of code, sms was working. I tried Whatsapp and audio ca features. *Ka eyra’s statistics as of December 2020 Copyright © Ka eyra, Inc. 2021

Kaleyra's 2020 at a glance

kaleyra

Q4 2020 data

7.1B Messages	1.4B Voice Calls	3,500+ Global Customers
13 Global Offices (APAC - EU - US)	350+ Employees Worldwide	1,600+ Network Operator Connections

Our history


1999
Ubiquity founded
2016
Ubiquity & Solutions Infini merged
2018
Joint entity rebranded to Kaleyra
2009
Solutions Infini founded
2018
Kaleyra acquires US-based Buc Mobile
2019
NYSE

Main news of 2020

- APR - **Kaleyra launches k-lab**, a Dedicated Innovation Lab to Develop Mobile CX Solutions for the Financial Services Industry
- JUL - Kaleyra Expands Connectivity Service Footprint with Several of the **Largest OTT Internet Media** and App Services Companies
- SEPT - Kaleyra Launches **Verified Calls Services for Google**
- NOV - Kaleyra Announces Two New Agreements with Top Financial Institutions (**Mastercard**) from k-lab Initiatives

Customer Highlights for Fiscal Quarter Ended Dec. 31st, 2020* - The highest ever Quarter for Kaleyra

- **89.5% of revenue** came from customers which have **been on the Platform for at least one year**
- **51.9% of revenue** is related to the top 10 customers with a **churn rate of zero in the last year**
- Revenue by country breakdown: **Italy (41.4%), India (27.4%), US (15.6%)** and **Other European and Asian Countries (15.6%)**
- No individual customer accounting for more than **10% of revenue**
- **Over 3,500 customers**
- **Partnerships with**

Google ABInBev aws partner network wework VISA SEQUOIA

* Unaudited financial information

Copyright © Kaleyra, Inc. 2021

12

Dario Ca ogero Ashish Agarwa Giacomo Da ’Ag io Aniketh Jain Chief Executiv Chief Techno ogy Officer cia Officer Chief Revenue Officer Fi ippo Monastra Soren Schafft Nico a Junior Vitto Chief of Staff Genera Manager, Connectivity and Chief Product Officer Industry So utions 13 Copyright © Ka eyra, Inc. 2021

Avi Katz, Ph.D Dario Ca ogero Emi io Hirsch, Ph.D Matteo odrini John Miku sky Nei Miotto Chairman Director Director Director Director . 14 Copyright © Ka eyra, Inc. 2021

The highest ever quarter for Ka eyra, tota ing $44.3M in revenue High y predictab e revenue with 65% of K R’s growth in Q4 2020 coming from its existing customers No individua customer accounting for more than 10% of revenue About 48% of revenue generated in Europe, 27% from India and 16% from the US Q4 2020 Revenue Sp it Q4 2020 Geographic Mix Some of our customers Copyright © Ka eyra, Inc. 2021

FINANCIA OVERVIEW

2020 Q4 FINANCIAL INFORMATION

kaleyra

$44.3M +24% period over period	**Revenue***	• Highest ever quarterly revenue • Overperforming the guidance previously disclosed to the market • Over 65% of quarterly growth from existing customers
18% vs. 23% prior year comparable period	**Gross Margin***	• Recovering from the effect of the COVID-19 pandemic, despite soft lockdown in some geographies • Benefit from the renegotiation of agreements in premium services in Italy • Increased penetration in the US connectivity market
$1.6M vs. $5.6M prior year comparable period	**Adj. EBITDA[1]**	• Backs out $4.0M of stock-based compensation and $1.4M of transaction and one-off costs • Includes $1.5M initial public company compliance costs not included in Q4 2019 • Comparable Adj. EBITDA was $3.1M before public company compliance costs, considering also about $1.3M in personnel cash-costs to strengthen our growth
$30.2M -19% vs year end 2019	**Reduction in Total liabilities***	• A portion of the new sources procured on the market have been used to settle almost all the liabilities deriving from the business combination (deSPAC process); • Now the Group can be focused on organic and external growth

Revenue by Geography

December 31, 2020


Q4 2020
ROW
9.3%
Europe (excl
6.3%
United States
15.6%
India
27.4%
Italy
41.4%

December 31, 2019


Q4 2019
ROW
8.5%
Europe (excl Italy)
10.5%
United States
9.6%
India
24.5%
Italy
46.9%

[1]See definition on slide 2 and reconciliation of non-GAAP measures on slide 25

* Unaudited financial information

Copyright © Kaleyra, Inc. 2021

17

2020 YE FINANCIAL INFORMATION

kaleyra

$147.4M +14% year over year	**Revenue***	• Overperforming the guidance previously disclosed to the market • Over 80% of annual growth from existing customers • Addition of a large new enterprise customer • Strong and consistent annual revenue growth
17% vs. 20% prior year	**Gross Margin***	• Recovering from the effect of the COVID-19 pandemic • Benefit from the renegotiation of agreements in premium services in Italy • Increased penetration in the US connectivity market
$3.2M vs. $11.1M prior year	**Adj. EBITDA[1]**	• Backs out $20.3M of stock-based compensation and others and $6.5M of transaction and one-off costs • Includes $4.3M initial public company compliance costs not included in YE 2019 • Comparable Adj. EBITDA was $7.5M before public costs, considering also about $6.3M in personnel cash-costs to strengthen our growth
$30.2M -19% vs year end 2019	**Reduction in Total liabilities***	• A portion of the new sources procured on the market have been used to settle almost all the liabilities deriving from the business combination (deSPAC process); • Now the Group can be focused on organic and external growth

Revenue by Geography

December 31, 2020



YE 2020
ROW
9.1%
Europe (excl Italy)
6.7%
United States
17.3%
India
24.5%
Italy
42.4%

December 31, 2019



YE 2019
ROW
7.1%
Europe (excl Italy)
12.1%
United States
7.3%
India
27.1%
Italy
46.4%

[1]See definition on slide 2 and reconciliation of non-GAAP measures on slide 25

* Unaudited financial information

Copyright © Kaleyra, Inc. 2021

18

Messages Voice Ca s An increase in Enterprise business, partia y offset by a change in the geographic mix in Connectivity business Increase in vo umes in the Indian region, the growth in data returning to a situation pre-COVID-19 Voice service carries higher gross margins than messaging 7.6% 100% Copyright © Ka eyra, Inc. 2021

STRONG GROWTH IN REVENUE

kaleyra

Strong historical top line growth with a robust pipeline for future growth via new product roadmap, M&A and industry tailwinds

Consolidated Revenue* | $ in Millions



150
100
50
0
24% CAGR
77.5
98.4
129.6
147.4
2017PF
2018PF
2019
2020

	2018PF	2019	2020
YoY Growth %	27%	32%	14%
Gross Margin %	**20%**	**20%**	**17%**

Adjusted EBITDA | $ in Millions

Adjusted EBITDA amounted to $4.2 million, $7.4 million, $11.1 million and $3.2 million as of December 31, 2017PF, 2018PF, 2019 and 2020, respectively.

Note: Figures derived from US GAAP financials, except as otherwise indicated.

- PF refers to Pro Forma adjusted for subsidiaries acquired, the consolidated financials of such party and its subsidiaries and related finance and transaction fees.
- Revenue represented on a pro forma basis to include the impact of organic growth only (excludes the impact of acquisitions).

20

Copyright © Kaleyra, Inc. 2021

* Unaudited financial information

Ownership Summary: December 31, 2020 Ownership Shares Percent Management and Aï¬ƒ iates 13,602,949 44.9% GigCapita Sponsors and Aï¬ƒ iates 4,136,832 13.7% Investors Associated with DeSPAC process 1,666,930 5.5% Imp ied Retai F oat 10,881,976 35.9% Shares Outstanding 30,288,687 100.0% (*) assuming no shares se ing by the management of Ka eyra Copyright © Ka eyra, Inc. 2021

APPENDIX

ANNUA AND QUARTER Y CONSO IDATED STATEMENTS OF OPERATIONS* The fo owing tab e shows the audited financia year conso idated statements of operations prepared in accordance with US GAAP. ($in Mi ion) Q4 FY 2020 Q4 FY 2019 2020 2019 Revenue $44.3 $35.6 $147.4 $129.6 Cost of revenue $36.4 $27.6 $122.9 $103.2 Gross profit $7.8 $8.1 $24.4 $26.4 Research and deve opment $2.3 $1.4 $9.7 $5.3 Sa es and marketing $2.7 $1.6 $12.9 $6.0 Genera and administrative $7.5 $6.8 $28.2 $17.4 oss of equity investments $0.0 $0.0 $0.0 $0.0 Tota operating expenses $12.5 $9.8 $50.8 $28.8 oss from operations ($4.7) ($1.8) ($26.4) ($2.4) Otherfinanda expens net ($1.0) ($0.3) ($2.7) ($0.8) oss before income taxes ($5.6) ($2.1) ($29.1) ($3.2) Income tax expense (benefit) ($1.1) $1.6 ($2.3) $2.3 Net oss ($4.5) ($3.6) ($26.8) ($5.5) Net oss per common share basic and di uted ($0.2) ($0.3) ($1.1) ($0.5) Weighted average shares, basic and di uted 29,690J42 14,322,326 24,652,004 11,603,381 Copyright © Ka eyra, Inc. 2021 * Unaudited financia information

BALANCE SHEET*

kaleyra

($ in Million)	(Audited) as of 12/31/2019	(Unaudited) as of 12/31/2020	YoY Change
Cash and cash equivalents	$16.1	$33.0	NM
Restricted cash	$20.9	$0.0	(100%)
Short-term investments	$5.1	$4.8	(5%)
Trade receivables, net	$39.5	$43.7	10%
Prepaid expenses	$0.6	$1.4	NM
Other current assets	$4.2	$2.1	(49%)
TOTAL CURRENT ASSETS	**$86.5**	**$85.0**	**(2%)**
Property and equipment, net	$3.4	$6.7	98%
Intangible assets, net	$9.4	$7.6	(19%)
Goodwill	$17.0	$16.7	(2%)
Deferred tax assets	$0.0	$0.7	100%
Other long-term assets	$1.2	$1.8	49%
TOTAL ASSETS	**$117.4**	**$118.5**	**1%**

* Unaudited financial information

($ in Million)	(Audited) as of 12/31/2019	(Unaudited) as of 12/31/2020	YoY Change
Accounts payable	$63.3	$51.8	(18%)
Debt for forward share purchase agreements	$34.0	$0.5	(99%)
Notes payable	$1.7	$0.0	(100%)
Notes payable due to related parties	$9.4	$7.5	(20%)
Lines of credit	$3.6	$5.3	45%
Current portion of bank and other borrowings	$7.6	$10.8	43%
Deferred revenue	$1.4	$3.7	162%
Preference shares	$0.7	$0.0	(100%)
Preference shares due to related parties	$1.8	$0.0	(100%)
Payroll and payroll related accrued liabilities	$1.0	$3.3	NM
Other current liabilities	$1.4	$6.0	NM
TOTAL CURRENT LIABILITIES	**$125.9**	**$88.8**	**(30%)**
Long-term portion of bank and other borrowings	$16.1	$32.0	98%
Long-term portion of notes payable	$0.0	$2.7	100%
Long-term portion of notes payable due to related parties	$7.5	$0.0	(100%)
Long-term portion of employee benefit obligation	$1.4	$1.9	35%
Deferred tax liabilities	$2.0	$0.0	NM
Other long-term liabilities	$3.2	$0.6	(81%)
TOTAL LIABILITIES	**$156.2**	**$125.9**	**(19%)**
Common stock	$0.0	$0.0	50%
Additional paid-in capital	$2.1	$93.6	NM
Treasury stock	$0.0	($30.4)	(100%)
Accumulated other comprehensive (loss) income	$0.1	($2.8)	NM
Accumulated deficit	($41.0)	($67.8)	65%
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	**($38.8)**	**($7.4)**	**(81%)**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	**$117.4**	**$118.5**	**1%**

Note: Figures derived from US GAAP financials, except as otherwise indicated.

Copyright © Kaleyra, Inc. 2021

24

The fo owing tab e shows the reconci iation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financia s prepared in accordance with US GAAP. (1) These costs represent pub ic company costs that were not incurred in 2019. Most of these costs are expected to occur going forward. Note: Management uses non-GAAP financia measures such as Adjusted EBITDA to eva uate period-to-period comparisons. Management be ieves these measures provide usefu information about the Company’s operating resu ts and financia performance. These non-GAAP financia measures are not measures prepared in accordance with GAAP and might not be consistent with simi ar measures used by other companies. These non-GAAP financia measures sha not considered as an a ternative to any other measures of performance prepared under genera y accepted accounting princip es. Copyright © Ka eyra, Inc. 2021

Thank You For further detai s, scan this QR code: investors@ka eyra.com Copyright © Ka eyra, Inc. 2021